UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 22, 2011

THE ALLSTATE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

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(State or Other Jurisdiction of Incorporation)

1-11840	36-3871531
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(Commission File Number)	(IRS Employer Identification No.)

2775 Sanders Road, Northbrook, Illinois      60062

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(Address of Principal Executive Offices)    (Zip Code)

Registrant’s   telephone   number,   including  area  code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 22, 2011, the Registrant’s Compensation and Succession Committee and Board of Directors approved revised change of control arrangements for its executives. The net result is reduced benefits payable to certain of its executive officers, including the chief executive officer and the other current named executive officers, in the event of a change of control.

•                The Registrant’s executive officers who had tier one change-of-control employment agreements, including the chief executive officer and the other current named executive officers, consented to the termination of these agreements effective December 30, 2011.  These officers became participants in a new change-in-control severance plan (the “CIC Plan”) adopted by the Board of Directors effective December 30, 2011.  Compared with the previous tier one agreements, the CIC Plan eliminates all excise tax gross ups; eliminates the lump sum cash pension enhancement based on additional years of age, service, and compensation; and, for all participants other than the chief executive officer, reduces the amount of cash severance payable to two times salary and target annual incentive.  In order to receive the cash severance benefits under the CIC Plan following a change in control of the Registrant, a participant must have been terminated by the Registrant (other than for cause, death, or disability) or the participant must have terminated employment for good reason (such as adverse changes in the terms or conditions of employment, including a material reduction in base compensation, a material change in authority, duties, or responsibilities, or a material change in job location) within two years following a change in control.

•                The Registrant’s Compensation and Succession Committee also altered option and restricted stock unit award agreements (the “Award Agreements”) that will be granted under the Registrant’s 2009 Equity Incentive Plan to exclude immediate vesting upon a change in control for awards made on after December 30, 2011.  The new Award Agreements provide for accelerated vesting of awards upon a change in control of the Registrant only if either the Registrant terminates the award recipient’s employment (other than for cause, death, or disability) or the award recipient terminates his or her employment for good reason within two years following a change in control.

The foregoing descriptions of the CIC Plan and the Award Agreements are qualified in their entirety by reference to the full text of the CIC Plan and the Award Agreements attached as Exhibits 10.1, 10.2, and 10.3, respectively, which are incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	10.1	The Allstate Corporation Change in Control Severance Plan.

	10.2	Form of Option Award Agreement for awards granted on or after December 30, 2011 under The Allstate Corporation 2009 Equity Incentive Plan.

	10.3	Form of Restricted Stock Unit Award Agreement for awards granted on or after December 30, 2011 under The Allstate Corporation 2009 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION

By:
/s/ Jennifer M. Hager
Name:	Jennifer M. Hager
Title:	Vice President,
Assistant General Counsel,
and Assistant Secretary

Date: December 28, 2011